                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K


               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934



     Date of Report (Date of earliest event reported) January 20, 1999
                                                      ----------------



                             TELENETICS CORPORATION
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             (Exact name of registrant a specified in its Charter)



       California                   0-16580             33-0061894
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(State or other jurisdiction      (Commission         (IRS Employer
   of incorporation)              File Number)     Identification No.)



  26772 Vista Terrace Drive, Lake Forest, California        92630
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       (Address of principal executive offices)           (Zip Code)



Registrant's telephone number, including area code (949) 455-4000
                                                   --------------



                                Not Applicable
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         (Former name or former address, if changed since last report)
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ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     On January 20, 1999, George F. Rombach, C.P.A. resigned as the principal accountant of Telenetics Corporation, a California corporation (the "Company"). Mr. Rombach's reports on the Company's financial statements for the past two years contained no adverse opinion and no disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles. The Company's decision to accept the resignation of George F. Rombach was approved by the Company's Board of Directors. The Company's Board of Directors also approved the engagement of BDO Seidman, LLP as independent accountants for the Company and to advise the Company on accounting matters, effective as of January 20, 1999. Prior to the appointment of BDO Seidman, LLP, the Company had not consulted with BDO Seidman, LLP regarding the application of accounting principles.

     In the Company's two most recent fiscal years and the subsequent interim period preceding the resignation of George F. Rombach, there were no disagreements with Mr. Rombach on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Mr. Rombach, would have caused Mr. Rombach to make a reference to the subject matter of the disagreement in connection with his reports.

     The Company is furnishing herewith a letter addressed to the Securities and Exchange Commission from George F. Rombach pursuant to Item 304(a)(3) of Regulation S-K, which letter is attached hereto as Exhibit 1.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Financial Statements of Business Acquired.  Not applicable.
          -----------------------------------------

     (b)  Pro Forma Financial Information.  Not applicable.
          -------------------------------

     (c)  Exhibits.
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             1    Letter from George F. Rombach pursuant to Item 304(a)(3) of
                  Regulation S-K

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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 22, 1999          TELENETICS CORPORATION


                                By:  /s/ MICHAEL A. ARMANI
                                     ----------------------------------------
                                     Michael A. Armani, Chairman of the Board,
                                     Chief Executive Officer, President
                                     and Chief Financial Officer

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                               INDEX TO EXHIBITS
                         TO CURRENT REPORT ON FORM 8-K

                                                            Sequentially
                                                              Numbered
Exhibit No.     Description                                     Page
-----------     -----------                                 ------------

1               Letter from George F. Rombach pursuant to        5
                Item 304(a)(3) of Regulation S-K